INVENTORY	9 Months Ended
Sep. 30, 2025
Inventory Disclosure [Abstract]
INVENTORY
NOTE 3 - INVENTORY

Inventory is composed of the following:

	September 30, 2025	December 31, 2024

Raw materials and components	$61,480	$50,197
Work in progress	15,854	17,382
Finished goods	837	961

Total inventory	$78,171	$68,540

Inventories write down expenses due to slow inventory amounted to $294 and $254 for the three months ended September 30, 2025 and 2024, respectively. Inventories write down expenses due to slow inventory amounted to $884 and $494 for the nine months ended September 30, 2025 and 2024, respectively.

The Company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the Company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to risks including excess inventory no longer relevant.